UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
X	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FIRST BANCORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2018

FIRST BANCORP

First BanCorp
ATTN: SARA ALVAREZ
1519 PONCE DE LEON AVE., STOP 23
P.O. BOX 9146 SANTURCE, PR 00908-0146

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 05, 2018
Date: May 24, 2018 **Time:** 10:00 AM LST
Location: Corporation's Principal Office
1519 Ponce de Leon Avenue
Stop 23
San Juan, Puerto Rico 00908
For directions please call: 787-729-8041

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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Before You Vote How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report    How to View Online:    Have the information that is printed in the box marked by the arrow ï§ (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§ (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods    Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ï§ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    0000375903_2    R1.0.1.17    Internal Use Only

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors    Nominees 1A Aurelio Alemàn 1B Juan Acosta Reboyras 1C Luz A. Crespo 1D Robert T. Gormley 1E John A. Heffern 1F Roberto R. Herencia 1G David I. Matson 1H José Menéndez-Cortada The Board of Directors recommends you vote FOR the following proposal: 2. To approve on a non-binding basis the    2017 compensation of the Corporation’s    named executive officers (“NEOs’); The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To provide an advisory vote on the    frequency of future advisory votes on    the Corporation’s executive    compensation.    NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting.    Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000375903_3    R1.0.1.17

Reserved for Broadridge Internal Control Information    NAME     THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F123,456,789,012.12345 THE COMPANY NAME INC.—401 K123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #    0000375903_4    R1.0.1.17